UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 14, 2011

Date of Report

June 9, 2011

(Date of earliest event reported)

ENERGY EDGE TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	8711	52-2439239
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Route 22 East, Suite 2000, Bridgewater, New Jersey 08807

(Address of principal executive offices, including zip code)

(888)729-5722 x100

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01  Other Events.

New Ticker Symbol: “EEDG.OB”

Effective upon the open of trading on June 9, 2011, the Registrant’s new ticker symbol for quotation on the Over-the-Counter Bulletin Board is “EEDG.OB”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2011

Energy Edge Technologies Corporation

By:	/s/ Joseph Ragosta
Name:	Joseph Ragosta, Ph.D
Title:	CEO